EXHIBIT 99.2



                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of
Tanknology Environmental, Inc.:

     We have audited the accompanying combined balance sheets of the Tanknology UST Group of Tanknology Environmental, Inc.(the "Division") as of December 31, 1995 and 1994, and the related combined statements of operations and changes in owner's equity and cash flows for the years then ended. These financial statements are the responsibility of the Division's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of the Tanknology UST Group of Tanknology Environmental, Inc. as of December 31, 1995 and 1994, and the combined results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.









Houston, Texas
February 13, 1996 (except for
the second paragraph of Note 1 as
to which the date is January 6, 1997)

             TANKNOLOGY UST GROUP OF TANKNOLOGY ENVIRONMENTAL, INC.
                             COMBINED BALANCE SHEETS




                                                                                December 31,        December 31,
                                                                                    1995                1994
                                                                             ------------------   -----------------
                                        ASSETS
         CURRENT ASSETS:
            Cash and cash equivalents........................................$          414,648   $       1,008,942
            Trade receivables, net of allowance for doubtful accounts
                 of  $369,979 and $335,350, respectively.....................         4,615,051           6,373,427
            Inventory .......................................................           312,189             732,813
            Deferred tax asset ..............................................           424,500             301,830
            Other current assets.............................................           687,437             678,187
                                                                             ------------------   -----------------
                 Total current assets........................................         6,453,825           9,095,199
         PROPERTY AND EQUIPMENT, NET.........................................         6,272,120           8,940,821
         INTANGIBLE ASSETS, LESS ACCUMULATED
              AMORTIZATION...................................................         1,064,133           1,215,706
         OTHER ASSETS, NET...................................................           338,054             569,032
                                                                             ------------------   -----------------

            Total assets.....................................................$       14,128,132   $      19,820,758
                                                                             ==================   =================

                            LIABILITIES AND OWNER'S EQUITY
         CURRENT LIABILITIES:
            Notes payable....................................................$           28,939   $          32,331
            Accounts payable.................................................           954,775             707,783
            Accrued liabilities .............................................         2,301,350           1,145,620
                                                                             ------------------   -----------------
                 Total current liabilities...................................         3,285,064           1,885,734
         DEFERRED TAX LIABILITY..............................................           664,190           1,061,096
         DEFERRED INCOME.....................................................            20,160              40,320
                                                                             ------------------   -----------------
            Total liabilities................................................         3,969,414           2,987,150
                                                                             ------------------   -----------------
         COMMITMENTS AND CONTINGENCIES (See Note 10)
         OWNER'S EQUITY......................................................        10,158,718          16,833,608
                                                                             ------------------   -----------------
            Total liabilities and owner's equity.............................$       14,128,132   $      19,820,758
                                                                             ==================   =================

     The accompanying notes are an integral part of the combined financial statements.


             TANKNOLOGY UST GROUP OF TANKNOLOGY ENVIRONMENTAL, INC.
         COMBINED STATEMENTS OF OPERATIONS AND CHANGES IN OWNER'S EQUITY
                 For the years ended December 31, 1995 and 1994




                                                                    1995                 1994
                                                              -----------------   ------------------
REVENUES......................................................$      24,607,320   $       30,013,841
COST OF SERVICES..............................................       14,440,612           16,111,725
                                                              -----------------   ------------------
     Gross profit.............................................       10,166,708           13,902,116
SELLING, GENERAL AND ADMINISTRATIVE
     EXPENSES.................................................        9,165,278           10,339,076
                                                              -----------------   ------------------
     Income from operations...................................        1,001,430            3,563,040
                                                              -----------------   ------------------
OTHER INCOME (EXPENSE):
     Interest income..........................................            7,290               16,892
     Other, net...............................................          (27,697)             194,747
                                                              -----------------   ------------------
         Total other income (expense), net....................          (20,407)             211,639
                                                              -----------------   ------------------
         Income before income taxes...........................          981,023            3,774,679
PROVISION FOR INCOME TAXES ...................................          443,100            1,586,644
                                                              -----------------   ------------------
     Net income ..............................................          537,923            2,188,035
                                                              -----------------   ------------------
Net transfers to parent ......................................       (7,212,813)          (8,458,598)
Owner's equity, beginning of year ............................       16,833,608           23,104,171
                                                              -----------------   ------------------

Owner's equity, end of year ..................................$      10,158,718   $       16,833,608
                                                              =================   ==================



     The accompanying notes are an integral part of the combined financial statements.

             TANKNOLOGY UST GROUP OF TANKNOLOGY ENVIRONMENTAL, INC.
                        COMBINED STATEMENTS OF CASH FLOWS
                 For the years ended December 31, 1995 and 1994




                                                                                  1995                   1994
                                                                           -------------------    -------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income .........................................................    $           537,923    $         2,188,035
   Adjustments to reconcile net income to net cash provided
     by operating activities:
   Depreciation and amortization.......................................              2,966,635              2,816,927
   Loss on disposal of assets .........................................                 27,469                105,559
   Deferred income taxes ..............................................               (519,576)                34,891
   Deferred income ....................................................                (20,160)               (20,160)
   Changes in assets and liabilities:
       Decrease in accounts receivable, net ...........................              1,758,376              1,541,202
       Decrease in inventory ..........................................                420,624                 91,442
       Decrease in other current assets ...............................                135,442              1,887,770
       Increase (decrease) in accounts payable and accrued
         liabilities ..................................................              1,402,722             (1,166,191)
                                                                           -------------------    -------------------
         Total adjustments.............................................              6,171,532              5,291,440
                                                                           -------------------    -------------------
         Net cash provided by operating activities.....................              6,709,455              7,479,475
                                                                           -------------------    -------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Capital expenditures................................................               (183,529)            (1,328,919)
   Proceeds from the sale of assets ...................................                313,149
   Increase in intangible assets ......................................                (72,473)               (77,814)
   Proceeds from maturity of short term investments ...................                                     2,036,649
                                                                           -------------------    -------------------
         Net cash provided by investing activities.....................                 57,147                629,916
                                                                           -------------------    -------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Transfers to Parent, net ...........................................             (7,212,813)            (8,458,598)
   Principal payments on notes payable.................................               (148,083)              (165,472)
                                                                           -------------------    -------------------
         Net cash used in financing activities.........................             (7,360,896)            (8,624,070)
                                                                           -------------------    -------------------
         Net decrease  in cash and cash equivalents ...................               (594,294)              (514,679)
CASH AND CASH EQUIVALENTS AT BEGINNING OF
     YEAR .............................................................              1,008,942              1,523,621
                                                                           -------------------    -------------------
CASH AND CASH EQUIVALENTS AT END OF YEAR ..............................    $           414,648    $         1,008,942
                                                                           ===================    ===================

     The accompanying notes are an integral part of the combined financial statements.

             TANKNOLOGY UST GROUP OF TANKNOLOGY ENVIRONMENTAL, INC.
                     NOTES TO COMBINED FINANCIAL STATEMENTS


1.     BASIS OF PRESENTATION

       The Tanknology UST Group of Tanknology Environmental, Inc. ("the Division") provides a range of environmental products and services to owners and operators of underground storage tanks and aboveground storage tanks in the United States and abroad. The Division's products and services include testing services composed of tank tightness testing services, ancillary services and corrosion protection services. The Division's operations are principally conducted through three subsidiaries of Tanknology Environmental, Inc. (the "Parent"): Tanknology Corporation International, Tanknology Canada (1988), Inc., and USTMAN Industries, Inc. ("USTMAN"). The combined financial statements include these three subsidiaries and Tanknology Corporation International's division that conducts corrosion protection services.

       Effective October 25, 1996, substantially all of the operating assets and liabilities of the Division as well as the Tanknology name were acquired by NDE Environmental Corporation for a cash purchase price of approximately $12,500,000.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Revenue Recognition

       The Division generates revenues primarily through the testing of underground storage tanks and related lines using a patented process, the rights to which are owned by the Division. The Division also performs corrosion protection services. Revenues from underground storage tank testing services are recognized at the time the services are rendered.

       Cash Equivalents

       The Division considers all highly liquid investment instruments with original maturities of three months or less when purchased to be cash equivalents.

       Inventory

       Inventory is stated at the lower of cost (first-in, first-out) or market. Reserves are established against inventories for excess, slow moving and obsolete items and for items where net realizable value is less than cost. At December 31, 1995 and 1994, the inventory reserve balances were $420,480 and $0, respectively.

       Property and Equipment

       Property and equipment are carried at cost. Depreciation is computed using the straight-line method. Tank testing units and line testing vehicles are depreciated over seven years, buildings are depreciated over 20 to 40 years and other property and equipment are depreciated over five years. Depreciation expense was $2,460,312 and $2,311,005 for the years ended December 31, 1995 and 1994, respectively. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in operations for the period. The cost of maintenance and repairs is charged to expense as incurred; significant renewals and betterments are capitalized.

       Income Taxes

       The Division joins with the Parent in filing a consolidated federal income tax return. Income taxes are provided using the liability method as if the Division was a separate tax payer. Under this method, deferred income taxes are recorded to reflect the tax consequences on future years of temporary differences between the tax basis of the assets and the liabilities and their financial statement amounts. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

             TANKNOLOGY UST GROUP OF TANKNOLOGY ENVIRONMENTAL, INC.
                NOTES TO COMBINED FINANCIAL STATEMENTS, Continued


       The provision for income taxes includes federal, foreign, state, and local income taxes currently payable and those deferred because of temporary differences between the financial statements and tax bases of assets and liabilities.

       Concentration of Credit Risk

       Financial instruments which potentially subject the Division to concentrations of credit risk consist principally of cash and cash equivalents and trade receivables.

       The Division grants credit to its customers who consist primarily of major oil companies and convenience store chains located in the United States and Canada. The Division performs ongoing credit evaluations of its customers' financial condition and, generally, requires no collateral from its customers. The provision for doubtful accounts for the years ended December 31, 1995 and 1994, was $222,101, and $166,559, respectively. During the years ended 1995 and 1994, no customer accounted for more than 10% of combined revenue.

       Management's Estimates

       The preparation of the combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of combined assets and liabilities and disclosure of contingent assets and liabilities at the dates of the combined financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.


3.     OTHER CURRENT ASSETS

       Other current assets consisted of the following:


                                                                                          December 31,
                                                                              -------------------------------------
                                                                                     1995               1994
                                                                              ------------------ ------------------
              Other current assets:
                 Prepaid insurance............................................$          561,717 $          468,887
                 Employee travel advances.....................................            76,973            113,382
                 Deposits.....................................................            17,869             23,300
                 Other........................................................            30,878             72,618
                                                                              ------------------ ------------------
                   Total other current assets.................................$          687,437 $          678,187
                                                                              ================== ==================


             TANKNOLOGY UST GROUP OF TANKNOLOGY ENVIRONMENTAL, INC.
                NOTES TO COMBINED FINANCIAL STATEMENTS, Continued



4.       PROPERTY AND EQUIPMENT, NET

     Property and equipment, net, consisted of the following:


                                                                                          December 31,
                                                                              -------------------------------------
                                                                                     1995               1994
                                                                              ------------------ ------------------
              Property and equipment:
                 Testing units................................................$        9,478,608 $       10,170,038
                 Building and improvements....................................         1,042,748          1,032,476
                 Furniture, fixtures, and equipment...........................         4,821,237          4,419,213
                 Land.........................................................           370,260            370,260
                 Testing equipment parts......................................           601,987            840,060
                                                                              ------------------ ------------------
                   Total property and equipment...............................        16,314,840         16,832,047
                 Accumulated depreciation.....................................       (10,042,720)        (7,891,226)
                                                                              ------------------ ------------------
                   Net property and equipment.................................$        6,272,120 $        8,940,821
                                                                              ================== ==================


5.       INTANGIBLE ASSETS

     Intangible assets net of amortization consisted of the following:


                                                                                          December 31,
                                                                              -------------------------------------
                                                                                     1995               1994
                                                                              ------------------ ------------------
              Excess of costs over net assets acquired....................    $          146,093 $          202,724
              Patents.....................................................               868,553            960,526
              Other.......................................................                49,487             52,456
                                                                              ------------------ ------------------
                                                                              $        1,064,133 $        1,215,706
                                                                              ================== ==================

     Prior to January 1, 1996, the Division evaluated impairment of intangibles based on estimated future undiscounted cash flows. Effective January 1, 1996, the Division adopted the provisions of Statement of Financial Accounting Standards No. 121.

     Patents are carried at cost and amortized over the life of the patents, generally thirteen years. Other intangible assets are amortized over five to seven-year periods. Amortization expense related to intangibles was $224,478 and $224,046 for the years ended December 31, 1995 and 1994, respectively. Accumulated amortization related to intangible assets was $1,081,829 and $972,782 at December 31, 1995 and 1994, respectively.

             TANKNOLOGY UST GROUP OF TANKNOLOGY ENVIRONMENTAL, INC.
                NOTES TO COMBINED FINANCIAL STATEMENTS, Continued


6.       OTHER ASSETS

     Other assets include purchased proprietary software acquired in the acquisition of USTMAN and is amortized over five years. Amortization expense was $230,977 for each of the years ended December 31, 1995 and 1994.


7.       NOTES PAYABLE

     The Division had outstanding notes payable of $28,939 and $32,331 issued for the financing of insurance premiums for the years ended December 31, 1995 and 1994, respectively. The notes matured in February 1996 and 1995, respectively.


8.       ACCRUED LIABILITIES

     Accrued liabilities consisted of the following:


                                                                                          December 31,
                                                                              -------------------------------------
                                                                                       1995                  1994
                                                                                ------------------    ------------------
              Accrued liabilities:
                 Compensation ................................................  $          614,105    $          460,952
                 State, federal, and foreign income taxes - parent  ..........             792,084               281,072
                 Litigation and claims reserves...............................             629,954               259,970
                 Other taxes..................................................              67,325                59,521
                 Other........................................................             197,882                84,105
                                                                                ------------------    ------------------
                   Total accrued liabilities..................................  $        2,301,350    $        1,145,620
                                                                                ==================    ==================


9.       INCOME TAXES

      The components of income before income taxes are as follows:

                                                                                           Year Ended December 31,
                                                                                ------------------------------------------
                Income before income taxes:                                            1995                  1994
                                                                                ------------------    ------------------
                  United States................................................ $          465,732    $        3,249,056
                  Foreign......................................................            515,291               525,623
                                                                                ------------------    ------------------
                                                                                $          981,023    $        3,774,679
                                                                                ==================    ==================

             TANKNOLOGY UST GROUP OF TANKNOLOGY ENVIRONMENTAL, INC.
                NOTES TO COMBINED FINANCIAL STATEMENTS, Continued


      The components of the income tax provision were as follows:


                                                                                          Year Ended December 31,
                                                                                 -----------------------------------------
                                                                                       1995                  1994
                                                                                 -----------------    ------------------
                Federal-current................................................  $         606,510    $        1,251,716
                Federal-deferred...............................................           (405,916)               92,771
                State-current..................................................            163,772               137,845
                State-deferred.................................................            (58,547)              (36,895)
                Foreign-current................................................            192,394               162,192
                Foreign-deferred...............................................            (55,113)              (20,985)
                                                                                 -----------------    ------------------
                                                                                 $         443,100    $        1,586,644
                                                                                 =================    ==================


      The difference between the effective tax rate reflected in the income tax provision and the statutory federal rate is analyzed as follows:

                                                                                         Year Ended December 31,
                                                                                ------------------------------------------
                                                                                       1995                 1994
                                                                                ------------------    -----------------
                Amount computed using the statutory rate ...................... $          333,547    $       1,283,391
                State taxes, net of federal benefit ...........................             69,449               66,627
                Foreign income tax, net of foreign tax credit..................             40,689                9,268
                Nondeductible expenses, net ...................................             91,090              122,332
                Other .........................................................            (91,675)             105,026
                                                                                ------------------    -----------------
                                                                                $          443,100    $       1,586,644
                                                                                ==================    =================

      The effective tax rates for the years ended December 31, 1995 and 1994 were 45.2% and 42.0%, respectively.

             TANKNOLOGY UST GROUP OF TANKNOLOGY ENVIRONMENTAL, INC.
                NOTES TO COMBINED FINANCIAL STATEMENTS, Continued



      The components of the deferred tax assets and liabilities are as follows:


                                                                                          Year Ended December 31,
                                                                                 -----------------------------------------
                                                                                       1995                  1994
Current deferred tax assets:
                                                                                 -----------------    ------------------
                Difference in recognition of accrued liabilities...............  $         284,868    $          168,353
                Difference in recognition of allowance for doubtful
                  accounts ....................................................            132,111               118,491
                Other  ........................................................              7,521                14,986

                                                                                 -----------------    ------------------
                       Total ..................................................            424,500               301,830
                                                                                 -----------------    ------------------
Noncurrent deferred tax assets (liabilities):
                Difference in accumulated depreciation ........................           (745,416)           (1,101,477)
                Difference in recognition of accumulated amortization .........             81,226                40,381

                                                                                 -----------------    ------------------
                      Total ...................................................           (664,190)           (1,061,096)
                                                                                 -----------------    ------------------

                  Net deferred income taxes ...................................  $        (239,690)    $        (759,266)
                                                                                 =================    ==================


10.      COMMITMENTS AND CONTINGENCIES

     The Division has noncancelable operating leases, primarily for office space and transportation equipment that expire over the next three years.

     At December 31, 1995, future minimum lease payments under noncancelable operating leases were as follows:


  Year Ended
  December 31,
---------------
     1996      .....................................       $ 196,391
     1997      .....................................          93,655
     1998      .....................................          77,728
                                                           ---------
                                                           $ 367,774
                                                           =========

     Total rental expense for operating leases for the years ended December 31, 1995 and 1994 was $417,081 and $516,159, respectively.

     The Division is involved in litigation and routine claims from time to time. Certain of the Division's litigation and claims are covered by insurance with a maximum deductible of $150,000, or in some cases, $200,000. As of December 31, 1995, the Division has reserved approximately $630,000 to be used for the settlement of the Division's portion of such claims and litigation. In Management's opinion, the litigation and claims in which the Division is currently involved is not material to the Division's combined financial position, results of operations, or cash flows.

             TANKNOLOGY UST GROUP OF TANKNOLOGY ENVIRONMENTAL, INC.
                NOTES TO COMBINED FINANCIAL STATEMENTS, Continued




11.      RELATED PARTY TRANSACTIONS

     Selling, general and administrative expenses include corporate costs totaling approximately $2,100,000 for the years ended December 31, 1995 and 1994, respectively. Those costs relate principally to financial, marketing, management information, risk management, legal, and human resource services. The Division incurred all such costs on behalf of the Parent and allocated aproximately 10% of such costs to the Parent. Although management believes such methods of allocation are reasonable, they are not able to determine whether the allocations are indicative of actual expense that would have been incurred if the Division operated as a separate entity.


12.      SUPPLEMENTAL CASH FLOW INFORMATION

     Cash paid for interest was approximately $12,000 and $37,000 for the years ended December 31, 1995 and 1994, respectively. The Company paid approximately $284,000 and $1,211,000 in cash for income taxes during the years ended December 31, 1995 and 1994, respectively.

     The following noncash transactions have been excluded from the combined statement of cash flows:


                                                                             Year Ended December 31,
                                                                           ----------------------------
                                                                               1995          1994
                                                                           ------------- -------------
         Issuance of notes payable for insurance premiums..................$     144,693 $     161,655

             TANKNOLOGY UST GROUP OF TANKNOLOGY ENVIRONMENTAL, INC.
                   UNAUDITED COMBINED CONDENSED BALANCE SHEET



                                                                                                         September 30,
                                                                                                             1996
                                                                                                       -----------------
                                                      ASSETS
             CURRENT ASSETS:
                Cash and cash equivalents............................................................  $         566,140
                Trade receivables, net of allowance for doubtful accounts of  $432,702 ..............          4,419,624
                Inventory ...........................................................................            251,113
                Deferred tax asset ..................................................................            268,616
                Other current assets.................................................................            747,250
                                                                                                       -----------------
                  Total current assets...............................................................          6,252,743
             PROPERTY AND EQUIPMENT, NET.............................................................          4,773,924
              NTANGIBLE ASSETS, LESS ACCUMULATED
             I AMORTIZATION..........................................................................            948,850
             OTHER ASSETS, NET ......................................................................            164,822
                                                                                                       -----------------

                Total assets.........................................................................  $      12,140,339
                                                                                                       =================

                                          LIABILITIES AND OWNER'S EQUITY
             CURRENT LIABILITIES:
                Accounts payable.....................................................................  $         690,613
                Accrued liabilities..................................................................          1,162,088
                                                                                                       -----------------
                  Total current liabilities..........................................................          1,852,701
             DEFERRED INCOME.........................................................................              5,040
             DEFERRED INCOME TAXES ..................................................................            289,802
                                                                                                       -----------------
                   Total liabilities.................................................................          2,147,543
                                                                                                       -----------------
             COMMITMENTS AND CONTINGENCIES (See Note 2)
             OWNER'S EQUITY..........................................................................          9,992,796
                                                                                                       -----------------
                Total liabilities and owner's equity.................................................  $      12,140,339
                                                                                                       =================

     The accompanying notes are an integral part of the unaudited combined condensed financial statements.

             TANKNOLOGY UST GROUP OF TANKNOLOGY ENVIRONMENTAL, INC.
              UNAUDITED COMBINED CONDENSED STATEMENTS OF OPERATIONS
                          AND CHANGES IN OWNER'S EQUITY
             For the nine months ended September 30, 1996 and 1995




                                                                    1996                1995
                                                              -----------------   -----------------

REVENUES......................................................$      17,105,756   $      17,705,315
COST OF SERVICES..............................................       10,206,577          10,373,994
                                                              -----------------   -----------------
     Gross profit.............................................        6,899,179           7,331,321
SELLING, GENERAL AND ADMINISTRATIVE
     EXPENSES.................................................        6,485,194           6,697,490
                                                              -----------------   -----------------
     Income from operations...................................          413,985             633,831
                                                              -----------------   -----------------
OTHER INCOME:
     Interest income..........................................              955               7,136
     Other, net...............................................           29,600              14,949
                                                              -----------------   -----------------
         Total other income, net..............................           30,555              22,085
                                                              -----------------   -----------------
         Income before income taxes...........................          444,540             655,916
PROVISION FOR INCOME TAXES ...................................          200,657             275,700
                                                              -----------------   -----------------
     Net income ..............................................          243,883             380,216
                                                              -----------------   -----------------
Net transfers to parent ......................................         (409,805)         (5,124,185)
Owner's equity, beginning of period ..........................       10,158,718          16,833,608
                                                              -----------------   -----------------
Owner's equity, end of period ................................$       9,992,796   $      12,089,639
                                                              =================   =================


       The accompanying notes are an integral part of the unaudited combined condensed financial statements.

             TANKNOLOGY UST GROUP OF TANKNOLOGY ENVIRONMENTAL, INC.
              UNAUDITED COMBINED CONDENSED STATEMENTS OF CASH FLOWS For the nine months ended September 30, 1996 and 1995



                                                                                  1996                   1995
                                                                           -------------------    ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net income .......................................................    $           243,883    $          380,216
     Adjustments to reconcile net income to net cash provided
         by operating activities:
     Depreciation and amortization.....................................              2,039,407             2,197,196
     Loss (gain) on disposal of assets ................................                (37,966)               44,529
     Deferred income taxes ............................................               (218,505)             (447,452)
     Deferred income ..................................................                (15,120)              (15,120)
     Changes in assets and liabilities:
         Decrease in accounts receivable, net .........................                195,427             1,518,830
         Decrease in inventory ........................................                 61,076               411,405
         Increase in other current assets .............................                (59,812)              (79,916)
         Increase (decrease) in accounts payable and accrued
               liabilities ............................................             (1,403,424)              433,775
                                                                           -------------------    ------------------
         Total adjustments.............................................                561,083             4,063,247
                                                                           -------------------    ------------------
         Net cash provided by operating activities.....................                804,966             4,443,463
                                                                           -------------------    ------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Capital expenditures .............................................               (345,857)              (95,439)
     Proceeds from the sale of assets .................................                175,891               313,149
     Increase in intangible assets ....................................                (44,764)              (64,568)
                                                                           -------------------    ------------------
         Net cash provided by (used in) investing activities...........               (214,730)              153,142
                                                                           -------------------    ------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Principal payments on notes payable ..............................                (28,939)             (104,677)
     Transfers to parent, net..........................................               (409,805)           (5,124,185)
                                                                           -------------------    ------------------
         Net cash used in financing activities.........................               (438,744)           (5,228,862)
                                                                           -------------------    ------------------
         Net increase (decrease) in cash and cash equivalents .........                151,492              (632,257)
CASH AND CASH EQUIVALENTS AT BEGINNING OF
     PERIOD ...........................................................                414,648             1,008,942
                                                                           -------------------    ------------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD ............................    $           566,140    $          376,685
                                                                           ===================    ==================

     The accompanying notes are an integral part of the unaudited combined condensed financial statements.

             TANKNOLOGY UST GROUP OF TANKNOLOGY ENVIRONMENTAL, INC. NOTES TO UNAUDITED COMBINED CONDENSED FINANCIAL STATEMENTS


1.     BASIS OF PRESENTATION

       The Tanknology UST Group of Tanknology Environmental, Inc. ("the Division") provides a range of environmental products and services to owners and operators of underground storage tanks and aboveground storage tanks in the United States and abroad. The Division's products and services include testing services composed of tank tightness testing services, ancillary services and corrosion protection services. The Division's operations are principally conducted through three subsidiaries of Tanknology Environmental, Inc. (the "Parent"): Tanknology Corporation International, Tanknology Canada (1988), Inc., and USTMAN Industries, Inc. ("USTMAN"). The combined financial statements include these three subsidiaries and Tanknology Corporation International's division that conducts corrosion protection services.

       The accompanying unaudited combined condensed financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information in footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to these rules and regulations. In the opinion of management, only adjustments consisting of normal recurring accruals considered necessary for a fair presentation have been included. Operating results for the interim periods are not necessarily indicative of the results that may be expected for the year. For further information, refer to the consolidated financial statements and footnotes thereto for the year ended December 31, 1995, included elsewhere in this Form 8-K/A.

       Effective October 25, 1996, substantially all of the operating assets and liabilities of the Division as well as the Tanknology name were acquired by NDE Environmental Corporation for a cash purchase price of approximately $12,500,000.


2.     COMMITMENTS AND CONTINGENCIES

       The Division is involved in litigation and routine claims from time to time. Certain of the Division's litigation and claims are covered by insurance with a maximum deductible of $150,000, or in some cases, $200,000. As of September 30, 1996, the Division has reserved approximatley $577,000 to be used for the settlement of the Division's portion of such claims and litigation. In Management's opinion, the litigation and claims in which the Division is currently involved is not material to the Division's combined financial position, results of operations, or cash flows.